SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report: October 23, 2002
                        (Date of earliest event reported)


                               QCR Holdings, Inc.
                        (f/k/a Quad City Holdings, Inc.)
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                    Delaware

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                 (State or other jurisdiction of incorporation)


       0-22208                                           42-1397595
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(Commission File Number)                 (I.R.S. Employer Identification Number)


             3551 Seventh Street, Suite 204, Moline, Illinois 61265
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               (Address of principal executive offices) (Zip Code)


                                 (309) 736-3580
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              (Registrant's telephone number, including area code)


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Item 5.  Other Events

On October 23, 2002, QCR Holdings, Inc. issued a press release related to the Company's declaration of a dividend payable January 3, 2003 and its earnings for the quarter ended September 30, 2002. The press release is attached hereto as
Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Financial Statements of Business Acquired.
                  -----------------------------------------

                  None.

         (b)      Pro Forma Financial Information.
                  -------------------------------

                  None.

         (c)      Exhibits.
                  --------

                  99.1 - Press release dated October 23, 2002



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    QCR HOLDINGS, INC.

Dated:  October 23, 2002            By:    /s/ Todd A Gipple
                                           ------------------------
                                           Todd A. Gipple
                                           Chief Financial Officer



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